UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2003

ESS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

0-26660
(Commission File Number)

CALIFORNIA	94-2928582
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)

48401 FREMONT BOULEVARD
FREMONT, CALIFORNIA 94538
(Address of principal executive offices, with zip code)

(510) 492-1088

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1

Item 2. Acquisition or Disposition of Assets.

On August 15, 2003 ESS Technology, Inc., a California corporation (“ESS”), acquired Divio, Inc., a California corporation (“Divio”), for $27.1 million in cash pursuant to the Agreement and Plan of Merger dated August 15, 2003 (the “Merger Agreement”), by and among ESS, Divio, and Divio Acquisition Corporation, a California corporation and wholly owned subsidiary of ESS (“Merger Sub”). ESS consummated the merger of Merger Sub with and into Divio (the “Merger”). As a result of the Merger, Divio has become a direct, wholly-owned subsidiary of ESS. Pursuant to the Merger Agreement, each share of Divio stock was converted into the right to receive certain cash consideration.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 2.1 hereto and which is incorporated by reference herein.

The text of the press release announcing the consummation of the transactions contemplated by the Merger Agreement is furnished under Item 9 below.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements of Divio, Inc. required to be included in this Current Report on Form 8-K shall be filed by amendment as soon as practicable, but in any event no later than 60 days after the due date of this Current Report on Form 8-K.

(b)	Pro forma financial information.

The pro forma financial information for ESS Technology, Inc. relative to the acquired business required to be included in this Current Report on Form 8-K shall be filed by amendment as soon as practicable, but in any event no later than 60 days after the due date of this Current Report on Form 8-K.

(c)	Exhibits.

2.1	Agreement and Plan of Merger, dated August 15, 2003, by and among ESS Technology, Inc., Divio, Inc. and Divio Acquisition Corporation (certain exhibits to this agreement have been omitted; the Registrant agrees to furnish supplementally to the Commission, upon request, a copy of these exhibits).

99.1	Press Release dated August 18, 2003 announcing the Merger.

Item 9. Regulation FD Disclosure.

On August 18, 2003, ESS issued a press release announcing its acquisition of Divio. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to Item 9 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that

Section and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESS TECHNOLOGY, INC.

	By:	/s/ ROBERT L. BLAIR

Robert L. Blair
Dated: September 2, 2003		President and Chief Executive Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated August 15, 2003, by and among ESS Technology, Inc., Divio, Inc. and Divio Acquisition Corporation (certain exhibits to this agreement have been omitted; the Registrant agrees to furnish supplementally to the Commission, upon request, a copy of these exhibits).

99.1	Press Release dated August 18, 2003 announcing the Merger.